                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL           CASE NO.: 03-13272
       DEBTORS                         REPORTING PERIOD: August, 2004

                            MONTHLY OPERATING REPORT
         FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN
                           20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                                                                         FORM NO.      ATTACHED   ATTACHED
Schedule of Cash Receipts and Disbursements                                                  MOR-1           X          X
    Bank Reconciliation (or copies of debtor's bank reconciliations)                     MOR-1 (CONT.)       X
    Copies of bank statements                                                                                X          X
    Cash disbursements journals
Statement of Operations                                                                      MOR-2                      X
Balance Sheet                                                                                MOR-3           X
Status of Postpetition Taxes                                                                 MOR-4                      X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                         MOR-4           X
    Listing of aged accounts payable                                                         MOR-5           X
Debtor Questionnaire                                                                         MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------    ----------------------------------
Signature of Debtor                          Date

---------------------------------------    ----------------------------------
Signature of Joint Debtor                    Date

---------------------------------------    ----------------------------------
Signature of Authorized Individual*          Date

---------------------------------------    ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                CASE NO.: 03-13272
                                            REPORTING PERIOD: August, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                     LASALLE BANK
                       ------------------------------------------------------------------
                          INVESTMENT ACCOUNT                           INVESTMENT ACCOUNT
                       Professional Fee Carve Out    ESTATE CHECKING      Sale Proceeds
AUGUST                       8603339105                 5800683731          8603330591
                       --------------------------    ---------------   ------------------
BEGINNING CASH                 $2,004,893                $85,850           $96,572,434
CASH - END OF MONTH            $2,005,996                $52,548           $95,912,878

NOTES:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of April 30, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal N.A. pursuant to the terms of the Asset Purchase Agreement ("APA").

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of April 30, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.3M for the payment of property taxes and mechanics' liens, (iii) $150,000 for outstanding checks at the close of the SeverStal asset purchase.

(1) A wire request for the transfer of $600,000 from the Estate Investment account to the Estate Checking account was sent to LaSalle Bank on June 29, 2004. The wire transfer was not processed by LaSalle bank until July 1, 2004.

ROUGE INDUSTRIES, INC.                                     CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE BANK ACCOUNTS REPORTING PERIOD: August, 2004 Month ended August 30, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                                    $    319,450.52

   Plus
     Receipts
       Funding from LaSalle Investment Account (#8603330591)                                 375,000.00
       Unicare Refunds                                                                         1,131.20
                                                                                        ---------------
     Total Receipts                                                                          376,131.20

   Less
     Disbursements
       DSI                                                                                  (108,919.73)
       Clark Hill                                                                           (106,993.77)
       FTI                                                                                   (79,728.72)
       Deloitte & Touche                                                                     (71,785.00)
       Severstal                                                                             (71,032.00)
       Towers Perrin                                                                         (56,407.00)
       Clifford Chance                                                                       (38,435.45)
       Comerica Trust Fees                                                                   (32,450.82)
       Unicare                                                                               (23,801.11)
       George Johnson & Company - 2nd installment                                            (14,450.00)
       US Trustee - 2nd quarter 2004                                                          (8,500.00)
       ShawGussisFishmanGlantzWolfson&Towbin LLC                                              (5,000.00)
       Manning Ventures, Inc                                                                  (5,000.00)
       Goldberg Kohn                                                                          (5,000.00)
       Frost Brown & Todd                                                                     (5,000.00)
       Account Resources                                                                      (4,476.88)
       Proto-Vending (tax assistance)                                                         (1,920.00)
       Unival                                                                                 (1,540.00)
       CT Corporation                                                                           (492.99)
       State of Michigan                                                                         (25.00)
                                                                                        ---------------
       Subtotal - Disbursements                                                             (640,958.47)
                                                                                        ---------------
   Ending Balance - Bank                                                                      54,623.25
     Check Float                                                                              (2,075.00)
                                                                                        ---------------
   Ending Balance - Book                                                                $     52,548.25
                                                                                        ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                                    $ 96,572,434.12

   Plus
     Interest                                                                                 52,971.35

   Less
     Funding of LaSalle Checking Account (Acct. #5800683731)                                (375,000.00)
     FTI Consulting                                                                         (337,527.56)
                                                                                        ---------------
     Subtotal - Disbursements                                                               (712,527.56)
                                                                                        ---------------
   Ending Balance                                                                       $ 95,912,877.91
                                                                                        ===============
RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                                    $  2,004,892.69

   Plus
     Interest                                                                                  1,103.79

                                                                                        ---------------
   Ending Balance                                                                       $  2,005,996.48
                                                                                        ===============

ENDING BALANCE - UNRESTRICTED CASH                                                      $ 97,971,422.64
                                                                                        ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of September 16, 2004

                                                     FEBRUARY       MARCH        APRIL         MAY         JUNE          JULY
                                                      Actual        Actual       Actual       Actual       Actual       Actual
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Beginning Estate Cash                             $113,363,867 $101,842,989 $102,739,868 $102,302,229 $101,830,400 $ 99,097,267

  Satisfaction of Perfected Liens                   $          - $          - $          - $          - $          - $          -

  Pre-Closing Expenses
    Professional Fees                                                                                                      52,906
    Taxes
    Employment Costs Other Than Taxes:
    Severance Costs
    Other Excluded Liabilities                                            750       76,600
                                                    ------------ ------------ ------------ ------------ ------------ ------------
      Subtotal - Pre-Closing Expenses               $          - $        750 $     76,600 $          - $          - $     52,906

  Post Closing Administrative Expenses:
    Professional Fees                               $    200,000 $    200,000 $    299,753 $    227,228 $    552,916 $    482,150
    Ordinary Course Professionals                                       7,082       20,442       21,466       32,505       16,370
    Other Payroll / Support (1)                                         7,080        2,573       82,699      200,441       53,141
    Occupancy Costs                                                         -            -                         -            -
    Insurance                                                         700,250       48,000            -            -            -
    Bank Fees                                             55,557            -            -            -            -        3,750
    Other                                                              12,535            -       10,500       36,534        8,525
    Post-Close Benefits for Separated Employees (2)                   127,653       61,308      264,816    2,017,240       57,012
                                                    ------------ ------------ ------------ ------------ ------------ ------------
      Subtotal - Post-Closing Expenses              $    255,557 $  1,054,601 $    432,076 $    606,709 $  2,839,635 $    620,948

                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Expenses                                    $    255,557 $  1,055,351 $    508,676 $    606,709 $  2,839,635 $    673,854

  Cash Inflows
    Cancellation of LCs                                6,270,000
    Transfer of Funded Professional Fee Carve Out                   2,000,000
    Return of Returned Check Reserve                                                                                      150,000
    Settlement of County Property Taxes
    Other                                              1,966,722                                 78,757       52,906       33,948
    Interest Income (at .7% per year)                     54,122       32,482       71,037       56,122       53,596       54,563
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Cash Inflows                                $  8,290,843 $  2,032,482 $     71,037 $    134,879 $    106,502 $    238,511

  Distributions
    Bank One                                           8,000,000
    Cleveland-Cliffs                                  11,556,165
    Ford
    Reclamation Claimants
    Unsecured Creditors                                                80,251
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Distributions                               $ 19,556,165 $     80,251 $          - $          - $          - $          -

                                                    ------------ ------------ ------------ ------------ ------------ ------------
  ENDING ESTATE CASH                                $101,842,989 $102,739,868 $102,302,229 $101,830,400 $ 99,097,267 $ 98,661,923

MEMO
    Cumulative Pmt. of Liabilities Assumed by SNA      5,013,679    7,458,890    7,783,904    8,254,577    8,796,470    8,822,964
    Funds in Disbursement Account                          1,000      225,140      305,721

                                                       AUGUST     SEPTEMBER     OCTOBER      NOVEMBER     DECEMBER    CUMULATIVE
                                                       Actual     Forecast      Forecast     Forecast     Forecast      TOTAL
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Beginning Estate Cash                             $ 98,661,923 $ 97,971,423 $101,835,114 $101,029,113 $ 98,998,460 $113,363,867

  Satisfaction of Perfected Liens                   $          - $          - $          - $          - $          - $          -

  Pre-Closing Expenses
    Professional Fees                                                                                                      52,906
    Taxes                                                                                                                       -
    Employment Costs Other Than Taxes:                                                                                          -
    Severance Costs                                                                                                             -
    Other Excluded Liabilities                                                                                             77,350
                                                    ------------ ------------ ------------ ------------ ------------ ------------
      Subtotal - Pre-Closing Expenses               $          - $          - $          - $          - $          - $    130,256

  Post Closing Administrative Expenses:
    Professional Fees                               $    562,686 $          - $    408,617 $    416,087 $    544,230 $  3,893,667
    Ordinary Course Professionals                          3,501      222,575       27,000       27,000       22,000      399,941
    Other Payroll / Support (1)                          172,364      158,701      100,500      100,500      100,500      978,499
    Occupancy Costs                                                     3,500        3,500        3,500        3,500       14,000
    Insurance                                                               -            -            -            -      748,250
    Bank Fees                                                           7,500        7,500        7,500        7,500       89,307
    Other                                                              25,000      175,000       25,000       25,000      318,094
    Post-Close Benefits for Separated Employees (2)        7,157          183      143,288       33,000       35,031    2,746,686
                                                    ------------ ------------ ------------ ------------ ------------ ------------
      Subtotal - Post-Closing Expenses              $    745,707 $    417,458 $    865,405 $    612,587 $    737,761 $  9,188,445

                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Expenses                                    $    745,707 $    417,458 $    865,405 $    612,587 $    737,761 $  9,318,701

  Cash Inflows
    Cancellation of LCs                                             4,224,000            -            -            -   10,494,000
    Transfer of Funded Professional Fee Carve Out                                                                       2,000,000
    Return of Returned Check Reserve                                                                                      150,000
    Settlement of County Property Taxes                                                                                         -
    Other                                                  1,131                                                        2,133,464
    Interest Income (at .7% per year)                     54,075       57,150       59,404       58,934       57,749      609,233
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Cash Inflows                                $     55,206 $  4,281,150 $     59,404 $     58,934 $     57,749 $ 15,386,698

  Distributions
    Bank One                                                                                                            8,000,000
    Cleveland-Cliffs                                                                                                   11,556,165
    Ford                                                                                                                        -
    Reclamation Claimants                                                                     1,477,000                 1,477,000
    Unsecured Creditors                                                                                                    80,251
                                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total Distributions                               $          - $          - $          - $  1,477,000 $          - $ 21,113,416

                                                    ------------ ------------ ------------ ------------ ------------ ------------
  ENDING ESTATE CASH                                $ 97,971,423 $101,835,114 $101,029,113 $ 98,998,460 $ 98,318,448 $ 98,318,448
                                                                                                                     ------------

MEMO
    Cumulative Pmt. of Liabilities Assumed by SNA      8,791,919    9,670,349    9,921,743    9,960,871   10,000,000   10,000,000
    Funds in Disbursement Account

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

                                    4 of 11

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of September 16, 2004

                                                               FEBRUARY       MARCH       APRIL        MAY        JUNE       JULY
                                                   BUDGETED     Actual       Actual      Actual      Actual      Actual     Actual
                                                  ----------- -----------   ---------   ---------   ---------  ----------  ---------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
    Transaction & Unpaid Pre-Closing Costs        $ 5,004,708 $   302,104   1,838,585     252,126     152,101     267,653 $        -
  Taxes:
    Sales & Use, Franchise and Other Taxes                         34,605           -           -           -           -          -
    Payroll Taxes                                     495,292     149,236         452           -      17,738           -          -
  Employment Costs Other Than Taxes:
    Accrued Wages                                   2,300,000   1,525,640         700           -           -           -          -
    Unprocessed Insurance Claims                      200,000           -           -           -           -      79,521          -
    Incurred But Not Reported Insurance Claims        800,000           -     368,416           -           -           -          -
    Life and Disability Insurance                     700,000      83,647           -           -           -           -          -
    Post Petition Postemployment Cost Reserve         200,000           -      15,289           -           -           -          -
    Other Employment Costs (Trust Fund)               300,000     129,119      78,695       2,174           -           -          -
  Other Excluded Liabilities                                -      37,654          14       1,786           -           -          -
                                                  ----------- -----------  ----------  ----------   ---------  ---------- ----------
Total Pre Closing Date Administrative & Lien
  Expenses                                        $10,000,000 $ 2,262,005  $2,302,150  $  256,087   $ 169,839  $  347,174 $        -
POST CLOSING ADMINISTRATIVE EXPENSES
    Post Closing Professional Fees                          -           -  $   20,102           -   $  79,364  $  186,802 $   14,995
    Estate Contract Pay (1)                                 -           -           -           -           -           -
    D&O Insurance                                           -           -           -           -           -           -
    Ordinary Course Professionals                           -           -           -           -       3,059           -
    Bank Fees                                               -           -           -           -           -           -
    Occupancy Costs                                         -           -           -           -           -           -
    Ad Hoc Clerical Support                                 -           -           -           -           -           -
    Other                                                   -           -           -           -           -           -
    Post Close Benefits for Separated
     Employees (2)                                          -      95,634     122,958      68,928     218,412       7,918     11,499
                                                  ----------- -----------   ---------  ----------   ---------  ---------- ----------
Total Post Closing Administrative Expenses        $         - $    95,634  $  143,060  $   68,928   $ 300,834  $  194,719 $   26,494
                                                  ----------- -----------   ---------  ----------   ---------  ---------- ----------

TOTAL EXPENSES                                    $10,000,000 $ 2,357,639  $2,445,210  $  325,015   $ 470,673  $  541,893 $   26,494

  Morgan Joseph fee (paid at close)                             2,656,040

                                                  ----------- -----------   ---------     -------   ---------     ------- ----------
CUMULATIVE                                                    $ 5,013,679  $7,458,890  $7,783,904 $ 8,254,577  $8,796,470 $8,822,964
                                                  ----------- -----------   ---------     -------     -------  ---------- ----------

                                                    AUGUST     SEPTEMBER     OCTOBER    NOVEMBER    DECEMBER
                                                    Actual      Forecast     Forecast   Forecast    Forecast      TOTAL
                                                  ----------  -----------  ----------  ----------  ----------  -----------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
  Professional Fees:
    Transaction & Unpaid Pre-Closing Costs        $        -  $         -  $        -  $        -  $        -  $ 2,812,569
  Taxes:
    Sales & Use, Franchise and Other Taxes                 -            -           -           -           -       34,605
    Payroll Taxes                                          -            -           -           -           -      167,425
  Employment Costs Other Than Taxes:
    Accrued Wages                                          -            -           -           -           -    1,526,340
    Unprocessed Insurance Claims                           -            -           -           -           -       79,521
    Incurred But Not Reported Insurance Claims             -      173,784      39,129      39,129      39,129      659,586
    Life and Disability Insurance                          -      216,353           -           -           -      300,000
    Post Petition Postemployment Cost Reserve              -            -           -           -           -       15,289
    Other Employment Costs (Trust Fund)                    -            -           -           -           -      209,988
  Other Excluded Liabilities                               -       50,000      50,000           -           -      139,454
                                                  ----------  -----------  ----------  ----------  ----------  -----------
Total Pre Closing Date Administrative & Lien
  Expenses                                        $        -  $   440,137  $   89,129  $   39,129  $   39,129  $ 5,944,777

POST CLOSING ADMINISTRATIVE EXPENSES
    Post Closing Professional Fees                $        -  $   438,293  $  162,265  $        -  $        -  $   901,821
    Estate Contract Pay (1)                                                                                              -
    D&O Insurance                                                                                                        -
    Ordinary Course Professionals                                                                                    3,059
    Bank Fees                                                                                                            -
    Occupancy Costs                                                                                                      -
    Ad Hoc Clerical Support                                                                                              -
    Other                                                                                                                -
    Post Close Benefits for Separated
      Employees (2)     (31,045)                                                                                   494,303
                                                  ----------   ----------  ----------  ----------  ----------  -----------
Total Post Closing Administrative Expenses        $  (31,045)  $  438,293  $  162,265  $        -  $        -  $ 1,399,182
                                                  ----------   ----------  ----------  ----------  ----------  -----------

TOTAL EXPENSES                                    $  (31,045)  $  878,431  $  251,394  $   39,129  $   39,129  $ 7,343,960

  Morgan Joseph fee (paid at close)                                                                              2,656,040

                                                  ----------   ----------  ----------  ----------  ----------  -----------
CUMULATIVE                                        $8,791,919  $ 9,670,349  $9,921,743  $9,709,478  $9,748,606  $10,000,000
                                                  ----------   ----------  ----------  ----------  ----------  -----------

                                                                                                               -----------
                                                                          Additional Liabilities to be Assumed $         -
                                                                                                               -----------

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:   03-13272
                                                  REPORTING PERIOD: August, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                CUMULATIVE
                                                                                                       TOTAL    FILING TO
                                                      RII       RSC     EVELETH   QS STEEL    ADJ.    FEBRUARY    DATE
                                                    --------  --------  --------  --------  --------  --------  ----------
REVENUES
Gross Revenues                                                                                        $  0.000  $ 298.036
Less: Returns and Allowances                                                                                            0
                                                    --------  --------  --------  --------  --------  --------  ---------
Net Revenue                                         $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $ 298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                    --------  --------  --------  --------  --------  --------  ---------
Cost of Goods Sold                                     0.000     0.000     0.000     0.000     0.000     0.000    252.662

Gross Profit                                        $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                           4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                            28.041
Rent and Lease Expense                                                                                              4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                                 1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                          14.156
Other (attach schedule)                                                                                            12.726
                                                    --------  --------  --------  --------  --------  --------  ---------
Total Operating Expenses Before Depreciation           0.000     0.000     0.000     0.000     0.000     0.000     64.994
Depreciation/Depletion/Amortization                                                                                 6.342
                                                    --------  --------  --------  --------  --------  --------  ---------
Net Profit (Loss) Before Other Income & Expenses    $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  0.000    (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                      0.940
Income from Unconsolidated Subsidiaries                                                                             1.360
Interest Expense                                                                                                    5.015
Other Expense (attach schedule)                                                                                     0.164
                                                    --------  --------  --------  --------  --------  --------  ---------
Net Profit (Loss) Before Reorganization Items       $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  ($ 28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                               8.975
Loss from SeverStal Transaction                                                                                   216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
  11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit                                          --------  --------  --------  --------  --------  --------  ---------
 (Loss)                                             $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $  0.000  $(254.031)

*"Insider" is defined in 11 U.S.C. Section 101(31)

NOTES

(1) Net of pre-petition retainers applied.

                                                                      FORM MOR-2

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash
              Flow for further details of the Debtors' operations

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:   03-13272
                                                  REPORTING PERIOD: August, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                 CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY    JULY, 2004    FILING TO DATE
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

Per agreement with the office of the U.S. Trustee, this page left intentionally blank

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.:   03-13272
                                                  REPORTING PERIOD: August, 2004

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

  The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                         ROUGE                                  BOOK VALUE               BOOK VALUE
                                             ROUGE       STEEL    EVELETH      QS               @ 8/31/04   ADJUSTMENTS   @ 8/31/04
                                           INDUSTRIES   COMPANY   TACONITE    STEEL     ADJ.     (DEBTORS)      (1)         (SNA)
                                           ----------   -------   --------   ------   -------   ----------  -----------  ----------
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                       $  98.0                                 $    98.0             -  $     98.0
Restricted Cash and Cash Equivalents                        6.5                                       6.5             -         6.5
Accounts Receivable (Net)                        25.3      56.9                11.1     (93.1)        0.2           0.1         0.3
Notes Receivable                                                                                      0.0             -           -
Inventories                                                                                           0.0             -           -
Prepaid Expenses                                            0.7                                       0.7             -         0.7
Professional Retainers                                                                                0.0             -           -
Other Current Assets (attach schedule)                                                                0.0             -           -
                                           ----------   -------   --------   ------   -------   ---------   -----------  ----------
 TOTAL CURRENT ASSETS                      $     25.3   $ 162.1   $    0.0   $ 11.1   ($ 93.1)  $   105.4           0.1  $    105.6
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                  $     0.0             -           -
Machinery and Equipment ("Waste Oxide")                     9.0                                       9.0             -         9.0
Construction in Progress                                                                              0.0             -           -
Leasehold Improvements                                                                                0.0             -           -
Vehicles                                                                                              0.0             -           -
Less Accumulated Depreciation                              (6.0)                                     (6.0)            -        (6.0)
                                           ----------   -------   --------   ------   -------   ---------   -----------  ----------
 TOTAL PROPERTY & EQUIPMENT                $      0.0   $   3.0   $    0.0   $  0.0   $   0.0   $     3.0   $       0.0         3.0
OTHER ASSETS
Long Term Receivable                                                                                  0.0           8.5         8.5
Investment in Unconsolidated Subsidiaries                   9.4        2.2              (11.7)        0.0             -         0.0
Pension Related Assets                           15.3      15.3                                                       -        15.3
                                           ----------   -------   --------   ------   -------   ---------   -----------  ----------
 TOTAL OTHER ASSETS                        $      0.0   $  24.7   $    2.2   $  0.0   ($ 11.7)  $    15.3           8.5        23.8

TOTAL ASSETS                               $     25.3   $ 189.9   $    2.2   $ 11.1   ($104.8)  $   123.8           8.7  $    132.4

                                                                                                        BOOK
                                                                                                       VALUE @
                                                                                                       8/31/04
                                                                                                       -------
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable                                                                                       $   0.0       -   $  0.0
Taxes Payable                                                       1.3                                    1.3       -      1.3
Wages Payable                                                                                              0.0       -        -
Accrued Vacation                                                                                           0.0       -        -
Secured Debt / Adequate Protection Payments (2)                     0.9                                    0.9     2.0      2.9
Professional Fees                                                                                          0.0       -        -
Other Postpetition Liabilities (attach schedule)                                                           0.0       -        -
                                                       ------   -------   -------   ------   -------   -------    ----   ------
 TOTAL POSTPETITION LIABILITIES                        $  0.0   $   2.2   $   0.0   $  0.0   $   0.0   $   2.2     2.0      4.1

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                       75.2                                   75.2       -     75.2
Priority Debt                                                       9.1       0.2      0.2                 9.6    (2.8)     6.9
Unsecured Debt                                           39.0     302.8       0.0     42.7     (93.1)    291.4    11.3    302.6
                                                       ------   -------   -------   ------   -------   -------    ----   ------
 TOTAL PRE-PETITION LIABILITIES                        $ 39.0   $ 387.1   $   0.3   $ 43.0   ($ 93.1)  $ 376.2   $ 8.5   $384.7

 TOTAL LIABILITIES                                     $ 39.0   $ 389.3   $   0.3   $ 43.0   ($ 93.1)  $ 378.4    10.5   $388.8

OWNER EQUITY
Capital Stock                                                   $   0.2                                $   0.2       -      0.2
Additional Paid-In Capital                                        130.3                                  130.3       -    130.3
Retained Earnings - Pre-Petition                        (13.6)    (59.6)      2.0      8.6               (62.6)      -    (62.6)
Retained Earnings - Post-Petition                        (0.1)   (222.3)    (40.5)   (11.7)             (274.5)   (1.8)  (276.4)
Additional Minimum Pension Liability                              (48.0)                                 (48.0)      -    (48.0)
                                                       ------   -------   -------   ------   -------   -------    ----   ------
 NET OWNER EQUITY                                      ($13.6)  ($199.4)  $   2.0   ($31.9)  ($ 11.7)  ($254.6)   (1.8)  (256.4)
TOTAL LIABILITIES AND OWNERS' EQUITY                   $ 25.3   $ 189.9   $   2.2   $ 11.1   ($104.8)  $ 123.8   $ 8.7   $132.4
                                                                                                                  ----   ------

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Accrual Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                     FORM MOR -3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.: 03-13272
                                                  REPORTING PERIOD: August, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                    ASSETS                                          AUGUST, 2004

Other Current Assets

Other Assets

     LIABILITIES AND OWNER EQUITY                                   AUGUST, 2004

Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                  Per an agreement with the office of the U.S.
                  trustee, this page left intentionally blank.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.: 03-13272
                                                  REPORTING PERIOD: August, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                               AUGUST, 2004
                        ----------------------------------------------------------
                        BEGINNING    AMOUNT                               ENDING
                           TAX     WITHHELD OR  AMOUNT  DATE  CHECK NO.     TAX
                        LIABILITY    ACCRUED     PAID   PAID   OR EFT    LIABILITY
                        ---------  -----------  ------  ----  ---------  ---------
FEDERAL
Withholding                 0          0           0                          0
FICA-Employee               0          0           0                          0
FICA-Employer               0          0           0                          0
Unemployment                0          0           0                          0
Income                      0          0           0                          0
                         ----       ----        ----                       ----
   Total Federal Taxes   $0.0       $0.0        $0.0                       $0.0

STATE AND LOCAL
Withholding                 0          0           0                          0
Sales and Use               0          0           0                          0
Excise                      0          0           0                          0
Unemployment                0          0           0                          0
Real Property               0          0           0                          0
Income and Franchise
Personal Property           0          0           0                          0
                         ----
   Total State and Local  0.0

TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                               NUMBER OF DAYS PAST DUE (@ 7/31/04)
                                           Current  0-30  31-60  61-90  Over 90  Total
                                           -------  ----  -----  -----  -------  -----
Accounts Payable
Wages Payable
Taxes Payable                                  1.3                                1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments      2.9                                2.9
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)

                                           -------                               -----
TOTAL POSTPETITION DEBTS                   $   4.1                               $ 4.1

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                 The debtors have timely filed returns and made
           payments for any tax liabilities incurred during the post
                                petition period.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                      CASE NO.: 03-13272
                                                  REPORTING PERIOD: August, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                  08/31/04
                                                                    --------
Total Accounts Receivable at the beginning of the reporting period  $      -
 + Amounts reclassed during the period                                     -
 - Amounts collected during the period                                     -
                                                                    --------
Total Accounts Receivable at the end of the reporting period        $      -

ACCOUNTS RECEIVABLE AGING                                           08/31/04
     Unbilled amounts (est.)(1)                                     $    0.2
     0 - 30 days old                                                       -
     31 - 60 days old                                                      -
     61 - 90 days old                                                      -
     91+days old                                                           -
                                                                    --------
     Total Accounts Receivable                                           0.2
      Plus: Reserves for Doubtful Accounts                                 -
                                                                    --------
     Accounts Receivable (Gross)                                    $    0.2

                           DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                     YES  NO
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period?  If yes, provide an explanation below.           X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                           X

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below. (2)                                                           X

4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                    X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

2) The Estate's Federal Income Tax returns are currently under review by an accounting firm.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

     096 NA                                           ENCLOSURE(s)             0
     ROUGE INDUSTRIES, INC                            STATEMENT DATE:   08/31/04
     DEBTOR IN POSSESSION SALES PROCEEDS ACCT         PAGE 1 OF 1
     CASE NO 03-13272                                 ACCOUNT NUMBER  8603330591
     DSI ATTENTION STEVEN VICTOR
     70 W MADISON ST STE 2300
     CHICAGO IL  60602-4250

INSURED  MONEY MARKET:         8603330591  Beginning Balance:      96,572,434.12
Number of Days This Period:       31 Days  Deposits and Additions:           .00
Avg. Available Balance:     96,215,953.22  Interest Paid:              52,971.35
Interest Earned This Year:     299,149.21  Checks/Debits/Fees:        712,527.56
                                           Ending Balance:         95,912,877.91

OTHER WITHDRAWALS AND DEPOSITS

DATE      DESCRIPTION                  WITHDRAWALS  DEPOSITS
08/04/04  QUALIFIED TERMINAL DOM WIRE  137,527.56
          REF # 040804002874
08/10/04  INTERNAL TRANSFER-TERMINAL   250,000.00
          REF # 040810007640
08/20/04  INTERNAL TRANSFER-TERMINAL   125,000.00
          REF # 040820009120
08/31/04  INTEREST PAID                             52,971.35
08/31/04  QUALIFIED TERMINAL DOM HIRE  200,000.00
          REF # 040831009686

DAILY ACCOUNT SUMMARY

DATE      WITHDRAWALS   DEPOSITS     BALANCE
07/31/04                          96,572,434.12
08/04/04   137,527.56             96,434,906.56
08/10/04   250,000.00             96,184,906.56
08/20/04   125,000.00             96,059,906.56
08/31/04   200,000.00  52,971.35  95,912,877.91

IMPORTANT INFORMATION

LASALLE BANK N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

     096                                        ENCLOSURE(S)                  27
     ROUGE INDUSTRIES, INC                      STATEMENT DATE:         08/31/04
     DEBTOR IN POSSESSION-DISBURSING ACCOUNT    PAGE 1 OF 2
     CASE NO 03-13272                           ACCOUNT  NUMBER       5800683731
     DSI ATTENTION STEVEN VICTOR
     70 W MADISON ST STE 2300
     CHICAGO IT 60602-4250

                           5800683731
Statement Period: 08/01/01 - 08/31/04  Beginning Balance:      319,450.52
                                       Deposits and Additions: 376,131.20
                                       Checks/Debits/Fees:     640,958.47
                                       Ending Balance:          54,623.25

CHECKS

DATE        CHECK #  REFERENCE    AMOUNT     DATE      CHECK #  REFERENCE    AMOUNT
----        -------  ---------  ---------  ----------  -------  ---------  ----------
08/02/04     1064     67321133      25.00  08/18/04      1080   48212193     5,000.00
08/09/04 *   1067     56611482     760.00  08/04/04      1081   04803591     5,000.00
08/02/04     1068     46221588     492.99  08/10/04      1082   11706150     5,000.00
08/03/04     1069     95424760  32,450.82  08/18/04      1083   75228920     5,000.00
08/03/04     1070     95423155  71,785.00  08/05/04      1084   06732503    54,519.54
08/03/04     1071     95407502  14,450.00  08/12/04 *    1086   53825489    22,446.00
08/16/04     1072     47208449   1,920.00  08/20/04      1087   04958612    54,400.19
08/03/04     1073     62622485  27,588.00  08/27/04      1088   37912598     1,900.00
08/04/04     1074     36823855  52,906.00  08/25/04      1089   86518321   106,993.77
08/09/04     1075     66516354     250.00  08/25/04      1090   28419780    38,435.45
08/09/04     1076     13512290  23,801.11  08/26/04      1091   54206580    20,998.00
08/06/04     1077     75327371     250.00  08/24/04      1092   10126633     3,501.00
08/06/04     1078     75327372   8,000.00  08/25/04      1093   37415632     1,540.00
08/09/04     1079     56611481   1,816.88

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE            DESCRIPTION            WITHDRAWALS   DEPOSITS
----      ---------------------------  -----------  ----------
08/02/04  DEPOSIT                                       931.20
08/10/04  INTERNAL TRFR CREDIT                      250,000.00
          REF # 040810007640
08/11/04  QUALIFIED TERMINAL DOM WIRE   79,728.72
          REF # 040811008010
08/20/04  INTERNAL TRFR CREDIT                      125,000.00
          REF # 040820009120
08/27/04  DEPOSIT                                       200.00

DAILY ACCOUNT SUMMARY

DATE      WITHDRAWALS   DEPOSITS    BALANCE
----      -----------  ----------  ----------
07/31/04                           319,450.52
08/02/04       517.99      931.20  319,863.73
08/03/04   146,273.82              173,589.91
08/04/04    57,906.00              115,683.91
08/05/04    54,519.54               61,164.37
06/06/04     8,250.00               52,914.37
08/09/04    26,627.99               26,286.38
08/10/04     5,000.00  250,000.00  271,286.38
08/11/04    79,728.72              191,557.66
08/12/04    22,446.00              169,111.66
08/16/04     1,920.00              167,191.66

IMPORTANT INFORMATION

LASALLE BANK N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

      096                                            ENCLOSURE(S)             27
      ROUGE INDUSTRIES, INC                          STATEMENT DATE:    08/31/04
      DEBTOR IN POSSESSION -DISBURSING ACCOUNT       PAGE 2 OF 2
      CASE NO 03-13272                               ACCOUNT NUMBER   5800683731
      DSI ATTENTION STEVEN VICTOR
      70 W MADISON ST STE 2300
      CHICAGO IL  60602-4250

DAILY ACCOUNT SUMMARY

DATE      WITHDRAWALS   DEPOSITS     BALANCE
08/18/04   10,000.00               157,191.66
08/20/04   54,400.19   125,000.00  227,791.47
08/24/04    3,501.00               224,290.47
08/25/04  146,969.22                77,321.25
08/26/04   20,998.00                56,323.25
08/27/04    1,900.00       200.00   54,623.25

                                                                END OF STATEMENT

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096 NA                                               ENCLOSURE(S)              0
ROUGE INDUSTRIES, INC D-I-P                          STATEMENT DATE:    08/31/04
PROFESSIONAL FEE CARVE OUT                           PAGE 1 OF 1
CASE NO 03-13272                                     ACCOUNT NUMBER   8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:          8603339105
Number of Days This Period:       31 Days   Beginning Balance:      2,004,892.69
Avg. Available Balance:      2,004,892.69   Deposits and Additions:          .00
Interest Earned This Year:       5.996.48   Interest Paid:              1,103.79
                                            Checks/Debits/Fees:              .00
                                            Ending Balance:         2,005,996.48

OTHER WITHDRAWALS AND DEPOSITS

DATE            DESCRIPTION      WITHDRAWALS      DEPOSITS
08/31/04        INTEREST PAID                     1,103.79

DAILY ACCOUNT SUMMARY

DATE                              WITHDRAWALS     DEPOSITS         BALANCE
07/31/04                                                         2,004,892.69
08/31/04                                          1,103.79       2,005,996.48

IMPORTANT INFORMATION